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                                                                 EXHIBIT 10.4(d)

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


              THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made December 16, 1999 by and between Valassis Communications, Inc. (the "Corporation") and Barry P. Hoffman (the "Executive").

              WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement effective as of March 18, 1992, as amended on December 19, 1995, December 12, 1997 and December 9, 1998 (the "Employment Agreement"); and

              WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement to extend the term of employment under the Employment Agreement.

              NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.

              1. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:

                    "The Executive's Annual Base Salary ("Annual Base Salary"),
              payable on a biweekly basis, shall be at the annual rate of not less than $310,000 effective January 1, 2000."

              2. All other terms of the Employment Agreement shall remain in full force and effect.

              3. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.

              IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

                                                   VALASSIS COMMUNICATIONS, INC.


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                   -----------------------------
                                                          Barry P. Hoffman